UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - July 10, 2007

TELECOM COMMUNICATIONS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	333-62236	35-2089848
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9/F., Beijing Business World,
56 Dongxinglong Avenue, CW District, Beijing, China 100062
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code - (86) 10 6702 6968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2007, Telecom Communications, Inc. (the “Registrant”) filed a Certificate of Amendment to the Certificate of Incorporation of Telecom Communications, Inc. with the Secretary of State of the State of Delaware., pursuant to which the Registrant changed its name to “MyStarU.com, Inc.”

Item 8.01. Other Events.

On July 30, 2007, the NASDAQ Stock Market effectuated the change of the Registrant’s ticker from “TCOM” to “MYST.”

Exhibit Number	Exhibit

3.1             Certificate of Amendment of Certificate of Incorporation of Telecom Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELECOM COMMUNICATIONS, INC.
Dated: July 31, 2007
	By:	/s/ Alan Lun
Alan Lun CEO